CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
ANNOUNCES RESULTS FOR THE YEAR 2003

- Net Income up to $346.0 Million -
- Earnings per Share $13.01 -

HAMILTON, BERMUDA, February 25, 2004 - Central European Media Enterprises Ltd. (CME) (NASDAQ:CETV) today announced financial results for the year December 31, 2003.

Consolidated Results

Consolidated Net Revenues for the year ended December 31, 2003 increased by 28% to $118.5 million from $92.3 million for the year ended December 31, 2002. Net income for the period was $346.0 million including $358.6 million received from the Czech arbitration, compared to a net loss of $14.2 million in 2002.

Headline Consolidated Results for the years ended December 31, 2003, 2002 and 2001 were:

	CONSOLIDATED RESULTS

	For the Years Ended December 31, (US $000's)				For the Years Ended December 31, (US $000's)

	2003	2002 (1)	US$ change	% change	2002 (1)	2001 (1)	US$ change	% change

Net revenues	$118,526	$92,294	$26,232	28%	$92,294	$71,369	$20,925	29%

Income/(loss) before provision for income taxes, minority interest and discontinued operations	$ (19,871)	$ (20,962)	$1,091	5%	$ (20,962)	$ (26,373)	$ 5,411	21%

Net income/(loss)	$346,012	$(14,184)	$360,196	2539%	$(14,184)	$(22,111)	$7,927	36%

(1) Reclassified to reflect discontinued Czech Republic operations.

Segment Results

We evaluate the performance of our television operations based on Segment (1) Net Revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

For the year ended December 31, 2003 Total Segment (1) Net Revenues increased 28% to $175.8 million from $137.5 million for the year ended December 31, 2002. Total Segment(1) EBITDA for the year increased 43% to $45.0 million from $31.4 million. Segment (1) EBITDA Margin for the year increased from 23% to 26%.

- continued -

Our Total Segment (1) Net Revenues and Total Segment (1) EBITDA for the years ended December 31, 2003, 2002 and 2001 were:

	SEGMENT(1) RESULTS

	For the Years Ended December 31, (US $000's)				For the Years Ended December 31, (US $000's)

	2003	2002	US$ change	% change	2002	2001	US$ change	% change

Total Segment Net Revenues	$175,792	$137,540	$38,252	28%	$137,540	$118,812	$18,728	16%

Total Segment EBITDA	$45,036	$31,423	$13,613	43%	$31,423	$17,006	$14,417	85%

EBITDA Margin	26%	23%			23%	14%

Commenting on today’s announcement, Robert Burke, President and Chief Operating Officer of CME, said, "Our station group had another excellent year and significantly outperformed our expectations across all operating metrics. For the year Total Segment Net Revenues increased 28%, driven by particularly strong gains in Romania and Slovakia, and Total Segment EBITDA increased by an impressive 43%. Segment EBITDA margins exceeded 20% at each of our stations for the first time, for a group average of 26%. Each of our operations has built platforms for future growth."

Michael Garin, Chief Executive Officer of CME, said, "In 2003, we surpassed all of our strategic, financial and operating goals, laying the groundwork for continued growth of shareholder value. We successfully concluded our international arbitration with the Czech Republic, which left CME with virtually no debt and US$ 190.3 million of unrestricted cash at the year-end. Our stations had an exceptional year, maintaining or improving their leading ratings and market shares and producing some of the strongest revenue and profit growth in Europe. And, we have begun to prudently study expansion opportunities in our region, both in our current markets and in new territories. As our markets continue to benefit from direct foreign investment and the expansion of the European Union, CME is ideally positioned to benefit. Bolstered by our leading station market shares and a pristine balance sheet, we are poised to implement our growth strategy ."

The Company will host a teleconference to discuss its results on Thursday, February 26, 2004 at 10:00 a.m. (New York Time). To access the teleconference, please dial +1 888-802-8581 (U.S. callers) or +1 973-935-8516 (international callers) ten minutes prior to the start time. The teleconference will also be available via live webcast on the Company’s website, located at www.cetv-net.com. If you cannot listen to the teleconference at its scheduled time, there will be a replay available through March 3, 2004 that can be accessed by dialing +1 877-519-4471 (U.S. callers) or +1 973-341-3080 (international callers), passcode: 4521308. A replay will also be archived on the company’s website.

Central European Media Enterprises Ltd. (CME) is a TV broadcasting company with leading stations in four countries reaching an aggregate of approximately 70 million people. The Company’s television stations are located in Romania (PRO TV, ACASA), Slovenia (POP TV, KANAL A), Slovakia (MARKIZA TV) and Ukraine (STUDIO 1+1). CME is traded on the NASDAQ under the ticker symbol "CETV".

(1)   Segment Data, Segment Net Revenues, Segment EBITDA and Segment Broadcast Cash Flow include our Slovak Republic operations and certain entities in our Ukrainian operations that are not consolidated under US-GAAP and are all non US-GAAP measures. For a reconciliation to the most directly comparable US-GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non US-GAAP)’ below. We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

Forward-Looking and Cautionary Statements

This report contains forward-looking statements, including statements regarding the growth potential of our markets and stations. For these statements and all other forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, affecting the financial position, results of our operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the renewals of broadcasting licenses, the regulatory environment and compliance, the ability to acquire programming, the ability to attract audiences, the rate of development of advertising markets in countries where we currently operate and general market and economic conditions in these countries, the US and Western Europe.

This press release should be read in conjunction with our Form 10-K for the period ended December 31, 2003, which was filed with the Securities and Exchange Commission on February 25, 2004. We make available, free of charge, on our website at http://www.cetv-net.com our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

Central European Media Enterprises Ltd. (CME) is a TV broadcasting company with leading stations in four countries reaching an aggregate of approximately 70 million people. Our television stations are located in Romania (PRO TV, ACASA), Slovenia (POP TV, KANAL A), Slovakia (MARKIZA TV) and Ukraine (STUDIO 1+1). CME is traded on the NASDAQ under the ticker symbol "CETV".

###
For additional information, please visit www.cetv-net.com or contact:

United States:	United Kingdom:
Nick Laudico/Michael Smargiassi (Investors) Joe LoBello (Press) Brainerd Communicators, Inc. +1 212-986-6667	Wallace Macmillan Vice President Finance & Chief Financial Officer +44-20-7430-5430

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s)

	For the Years Ended December 31,
	2003	2002 (1)	2001 (1)

Net revenues	$118,526	$92,294	$71,369
STATION EXPENSES:
Operating costs	23,525	19,534	19,563
Cost of programming	52,118	36,491	28,556
Depreciation of station fixed assets and other intangibles	4,993	6,715	9,393

Total station operating costs and expenses	80,636	62,740	57,512
Station selling, general and administrative expenses	11,678	12,255	19,771

Operating income/(loss) before corporate expenses	26,212	17,299	(5,914)
CORPORATE EXPENSES:
Corporate operating costs (excluding stock based compensation)	19,303	12,060	7,812
Stock based compensation	13,209	3,754	-
Amortization of goodwill	-	-	1,747

Operating income/(loss)	(6,300)	1,485	(15,473)
Net interest :
Interest income	5,501	1,788	2,225
Interest expense	(11,863)	(17,075)	(17,967)

	(6,362)	(15,287)	(15,742)
Loss on write down of investment	-	(2,685)	-
Equity in income/(loss) of unconsolidated affiliates	3,001	2,861	6,387
Other income/(expense)	(216)	1,751	(3,412)
Change in fair value of derivative	-	1,108	(1,576)
Gain on sale of subsidiary	-	-	1,802
Foreign currency exchange gain/(loss), net	(9,994)	(10,195)	1,641

Income/(loss) before provision for income taxes, minority interest and discontinued operations	(19,871)	(20,962)	(26,373)
Provision for income taxes	(3,654)	(3,568)	(1,005)

Income/(loss) before minority interest and discontinued operations	(23,525)	(24,530)	(27,378)
Minority interest in (income)/loss of consolidated subsidiaries	(676)	(576)	2,138

Net income/(loss) from continuing operations	(24,201)	(25,106)	(25,240)
Discontinued operations:
Pre-tax income from discontinued operations (Czech Republic)	384,213	11,922	413
Tax on disposal of discontinued operations (Czech Republic)	(14,000)	(1,000)	-
Income from discontinued operations (Hungary)	-	-	2,716

Income/(loss) on discontinued operations	370,213	10,922	3,129

Net income/(loss)	$346,012	$(14,184)	$(22,111)

(1) Reclassified to reflect discontinued Czech Republic operations.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
(US$ 000’s, except share and per share data)

	For the Years Ended December 31,
	2003	2002 (1)	2001 (1)

PER SHARE DATA:
Net income/(loss) per share
Continuing operations - Basic and Diluted	$(0.91)	$(0.95)	$(0.95)
Discontinued operations – Basic	13.92	0.41	0.12
Discontinued operations – Diluted	12.41	0.37	0.11
Total Net income/(loss) – Basic	13.01	(0.54)	(0.84)
Total Net income/(loss) – Diluted	$11.60	$(0.54)	$(0.84)

Weighted average common shares used in computing per share amounts (2):
Basic (‘000s)	26,605	26,459	26,449
Diluted (‘000s) (3) - continuing	26,605	26,459	26,449
Diluted (‘000s) (3) - discontinued	29,828	29,658	28,523

(1) Reclassified to reflect discontinued Czech Republic operations.
(2) All per share data has been adjusted for the two-for-one stock split which occurred on November 5, 2003.
(3) Total Net Diluted EPS for the year ended December 31, 2003 includes the impact of 2,527,717 stock options and 696,000 warrants then outstanding. Diluted EPS for year ended December 31, 2002 does not include the impact of 2,503,715 stock options and 696,000 warrants then outstanding, as their inclusion would reduce the net loss per share and would be anti-dilutive. Diluted EPS for year ended December 31, 2001 does not include the impact of 2,074,915 stock options then outstanding, as their inclusion would reduce the net loss per share and would be anti-dilutive.

SEGMENT DATA

We evaluate the performance of our operations on a geographic basis. Our reportable segments are comprised of Romania, the Slovak Republic, Slovenia and Ukraine.

We evaluate the performance of our segments based on Segment EBITDA and Segment Broadcast Cash Flow. Segment EBITDA and Segment Broadcast Cash Flow include STS and Markiza (our operating and license companies in the Slovak Republic) and Studio 1+1 (our license company in Ukraine), neither of which are consolidated under US GAAP.

Our assets and liabilities are managed centrally and are reported internally in the same manner as the consolidated financial statements, thus no additional information is provided.

Segment EBITDA is determined as segment net income/loss, which includes costs for program rights amortization, before interest, taxes, depreciation and amortization of intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance, and therefore are not included in Segment EBITDA, include:

•
expenses presented as corporate expenses in our consolidated statements of operations (i.e., corporate operating costs, net arbitration related costs/proceeds, stock based compensation and amortization of goodwill);

•	changes in the fair value of derivatives;

•	foreign currency exchange gains and losses;

•	certain unusual or infrequent items (e.g., gains and losses/impairments on assets or investments).

Segment EBITDA is also used as a target for management bonuses.

Acquired program costs are a significant proportion of our TV stations' cost structure. We use Segment Broadcast Cash Flow to help us monitor these costs. Segment Broadcast Cash Flow is determined as Segment EBITDA excluding charges for program rights amortization but reduced by cash paid for program rights. When compared with Segment EBITDA, this indicates to management whether the cash investment in program rights in the period was greater or less than the accounting charge for program rights amortization. If the cash investment is greater (i.e. if Segment Broadcast Cash Flow is lower than Segment EBITDA), this provides a signal to management that future program rights amortization costs are likely to increase. Segment Broadcast Cash Flow takes no account of possible changes in the quantity of programming rights held for future broadcast.

Below are tables showing our Segment EBITDA and Segment Broadcast Cash Flow by operation and reconciling these figures to our consolidated US GAAP results for the years ended December 31, 2003, 2002, and 2001:

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

RECONCILIATION BETWEEN CONSOLIDATED STATEMENTS

OF OPERATIONS AND SEGMENT DATA (NON US-GAAP)

	SEGMENT FINANCIAL INFORMATION
	For the Years Ended December 31,
	(US $000's)
	Net Revenues (1)		Segment EBITDA		Segment Broadcast Cash Flow
	2003	2002	2003	2002	2003	2002

Country

Romania (2)	$51,177	$33,547	$12,206	$6,347	$9,743	$4,607
Slovak Republic (MARKIZA TV)	50,814	38,397	11,657	7,132	11,961	7,774
Slovenia (POP TV and KANAL A)	37,168	33,864	13,173	11,052	12,912	11,884
Ukraine (STUDIO 1+1)	36,633	31,732	8,000	6,892	8,817	4,930

Total Segment Data	$175,792	$137,540	$45,036	$31,423	$43,433	$29,195

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	$118,526	$92,294	$(19,871)	$(20,962)	$(19,871)	$(20,962)
Corporate Expenses	-	-	32,512	15,814	32,512	15,814
Unconsolidated Equity Affiliates:
Ukraine (Studio 1+1)	6,452	6,849	2,174	277	2,174	277
Slovak Republic (MARKIZA TV)	50,814	38,397	11,657	7,132	11,657	7,132
Station Depreciation	-	-	4,993	6,715	4,993	6,715
Loss on write down of investment			-	2,685	-	2,685
Equity in income/(loss) of unconsolidated equity affiliates	-	-	(3,001)	(2,861)	(3,001)	(2,861)
Net interest	-	-	6,362	15,287	6,362	15,287
Other income	-	-	216	(1,751)	216	(1,751)
Change in fair value of derivative	-	-	-	(1,108)	-	(1,108)
Foreign currency exchange (loss)/gain, net	-	-	9,994	10,195	9,994	10,195
Cash paid for programming	-	-	-	-	(41,085)	(31,080)
Program amortization	-	-	-	-	39,482	28,852

Total Segment Data	$175,792	$137,540	$45,036	$31,423	$43,433	$29,195

(1) All revenue is derived from external customers (2) Romanian networks are PRO TV, ACASA and PRO TV INTERNATIONAL

	SEGMENT FINANCIAL INFORMATION
	For the Years Ended December 31,
	(US $000's)
	Net Revenues (1)		Segment EBITDA		Segment Broadcast Cash Flow
	2002	2001	2002	2001	2002	2001

Country

Romania (2)	$33,547	$32,553	$6,347	$(2,007)	$4,607	$(3,522)
Slovak Republic (MARKIZA TV)	38,397	34,696	7,132	6,033	7,774	6,922
Slovenia (POP TV and KANAL A)	33,864	28,465	11,052	8,367	11,884	7,932
Ukraine (STUDIO 1+1)	31,732	23,098	6,892	4,613	4,930	4,509

Total Segment Data	$137,540	$118,812	$31,423	$17,006	$29,195	$15,841

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	$92,294	$71,369	$(20,962)	$(26,373)	$(20,962)	$(26,373)
Corporate Expenses	-	-	15,814	9,559	15,814	9,559
Unconsolidated Equity Affiliates:
Ukraine (Studio 1+1)	6,849	12,747	277	7,495	277	7,495
Slovak Republic (MARKIZA TV)	38,397	34,696	7,132	6,033	7,132	6,033
Station Depreciation	-	-	6,715	9,392	6,715	9,392
Loss on write down of investment			2,685	-	2,685	-
Equity in income/(loss) of unconsolidated equity affiliates	-	-	(2,861)	(6,387)	(2,861)	(6,387)
Net interest	-	-	15,287	15,742	15,287	15,742
Other expenses	-	-	(1,751)	3,412	(1,751)	3,412
Change in fair value of derivative	-	-	(1,108)	1,576	(1,108)	1,576
Gain on sale of subsidiaries	-	-	-	(1,802)	-	(1,802)
Foreign currency exchange (loss)/gain, net	-	-	10,195	(1,641)	10,195	(1,641)
Cash paid for programming	-	-	-	-	(31,080)	(22,460)
Program amortization	-	-	-	-	28,852	21,295

Total Segment Data	$137,540	$118,812	$31,423	$17,006	$29,195	$15,841

(1) All revenue is derived from external customers (2) Romanian networks are PRO TV, ACASA and PRO TV INTERNATIONAL